Exhibit 99.1

                                    KATY NEWS
                              FOR IMMEDIATE RELEASE

                              KATY INDUSTRIES, INC.
                       REPORTS 2003 FOURTH QUARTER RESULTS

      o     Sales grow 7.2% in fourth quarter

      o     Gross margins improving and administrative expenses decreasing

      o     Restructuring expected to be completed by July 2004

MIDDLEBURY, CT - March 10, 2004 - Katy Industries, Inc. (NYSE: KT) today reported income from continuing operations in the fourth quarter of 2003 of $3.8 million, or $0.48 per share, versus a loss from continuing operations of ($0.2) million, or ($0.03) per share, in the fourth quarter of 2002, excluding restructuring and other non-recurring or unusual items, which are discussed below. Including these items, Katy reported a net loss attributable to common shareholders of ($5.4) million, or ($0.68) per share, in the fourth quarter of 2003, versus a net loss attributable to common shareholders of ($25.1) million, or ($3.00) per share, in the same period of 2002. Net sales in the fourth quarter of 2003 were $118.6 million, up 7.2% compared to the same period in 2002. Earnings before interest, taxes, depreciation and amortization (EBITDA), excluding all restructuring and other non-recurring or unusual items, was $13.0 million in the fourth quarter of 2003, compared to $5.9 million in the same period in 2002. EBITDA, As Adjusted, and Income (Loss) From Continuing Operations, As Adjusted are Non-GAAP Financial Measures and are further discussed below.

Katy also reported income from continuing operations for the twelve months ended December 31, 2003 of $2.3 million, or $0.28 per share, versus a loss from continuing operations of ($0.1) million, or ($0.02) per share, in the same period of 2002, excluding restructuring and other non-recurring or unusual items, which are discussed below. Including these items, Katy reported a net loss attributable to common shareholders of ($15.6) million, or ($1.90) per share, in the twelve months ended December 31, 2003, versus a net loss attributable to common shareholders of ($67.9) million, or ($8.11) per share, in the same period of 2002. Net sales in the twelve months ended December 31, 2003 were $436.4 million, down 1.8% from the same period in 2002 (excluding SESCO, a business which was exited in April 2002). EBITDA, excluding all restructuring and other non-recurring or unusual items, was $31.9 million in the twelve months ended December 31, 2003, compared to $27.7 million for the same period in 2002.

During the fourth quarter of 2003, Katy reported restructuring and other non-recurring or unusual items of ($8.1) million pre-tax [($1.02) per share], including impairments of long-lived assets of ($4.8) million, severance, restructuring and related costs of ($2.3) million, and the net write off of receivables from businesses disposed of prior to 2002 of ($1.0) million. Katy also recorded the impact of paid-in-kind dividends earned on convertible preferred stock of ($3.5) million [($0.44) per share]. During the fourth quarter of 2002, Katy reported restructuring and other non-recurring or unusual items of ($11.4) million pre-tax [($1.36) per share], including impairments of long-lived assets of ($7.8) million and severance, restructuring and related costs of ($3.6) million. Also during the fourth quarter of 2002, Katy reported results from discontinued operations of ($5.7) million, net of tax [($0.68) per share], a cumulative effect of a change in accounting principle of $1.7 million [$0.20 per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($3.3) million [($0.39) per share]. Details regarding these items are provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

For the twelve months ended December 31, 2003, Katy reported restructuring and other non-recurring or unusual items of ($25.7) million pre-tax [($3.13) per share], including impairments of long-lived assets of ($11.9) million, severance, restructuring and related costs of ($8.1) million, a write down of its equity investment in Sahlman Holding Company, Inc. of ($5.5 million), the net write off of receivables from businesses disposed of prior to 2002 of ($0.7) million and a net gain on the sale of real estate of $0.5 million. Katy also reported results of discontinued operations of $9.5 million, net of tax [$1.16 per share], a gain on the early redemption of a preferred interest in a subsidiary of $6.6 million, net of tax [$0.80 per share], and the impact of paid-in-kind dividends earned on convertible preferred stock of ($12.8) million [($1.56) per share]. During the twelve months ended December 31, 2002, Katy reported restructuring and other non-recurring or unusual items of ($46.4) million pre-tax [($5.54) per share], including impairments of long-lived assets of ($21.2) million, severance, restructuring and related costs of ($19.2) million, and a loss on exit of the SESCO business of ($6.0) million. Also during the twelve months ended December 31, 2002, Katy reported results of discontinued operations of ($1.2) million, net of tax [($0.14) per share], a cumulative effect of a change in accounting principle of ($2.5) million [($0.30) per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($11.1) million [($1.33) per share]. Details regarding these items are provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

"With our restructuring initiatives nearly complete, our focus has shifted to revenue growth through new products, new distribution channels and acquisitions," said C. Michael Jacobi, Katy Industries' President and Chief Executive Officer. "We are experiencing price increases in raw materials that must be offset through further cost reductions and price increases on our products. Instead of major restructuring programs, our cost reductions will come from the elimination of all types of waste, product redesigns, procurement strategies and lean administration" added Mr. Jacobi.

Gross margins were 18.9% in the fourth quarter of 2003, an increase of 140 basis points from the fourth quarter of 2002. The favorable impact of restructuring and cost containment was offset partially by higher resin costs. Selling, general and administrative expenses were lower by $2.9 million in the fourth quarter of 2003 and were significantly lower as a percentage of sales [11.9%] in the fourth quarter of 2003, compared to 15.4% for the same period of 2002.

Interest, net increased by $0.1 million in the fourth quarter of 2003 versus the same period of 2002, as the write-off of unamortized debt costs of $0.7 million was partially offset by lower levels of borrowings and lower interest rates. Debt at December 31, 2003 was $39.7 million [28% of total capitalization], versus $45.5 million [31% of total capitalization] at December 31, 2002. Cash on hand at December 31, 2003 was $6.7 million, versus $4.8 million at December 31, 2002.

Liquidity was negatively impacted during the year ended December 31, 2003, as Katy used free cash flow of $5.4 million versus $21.8 million of free cash flow generated during the twelve months ended December 31, 2002. Katy defines free cash flow, a non-GAAP financial measure which is discussed further below, as cash generated from operations less capital expenditures and cash dividends. Contributing to the use of free cash flow during the twelve months of 2003 were payments on previously recorded restructuring liabilities and higher accounts receivable balances. Also during 2003, liquidity benefited from the sale of GC/Waldom Electronics, Inc. (GC/Waldom) and Duckback Products, Inc. (Duckback) which together generated $23.6 million in net proceeds that were used to pay down a portion of Katy's indebtedness.

Katy expects to continue to incur costs associated with restructuring initiatives through the first half of 2004. Capital expenditures, severance, restructuring and related costs, and potential asset impairments related to these initiatives are expected to be in the range of $4 to $6 million. Payment-in-kind dividends on convertible preferred stock will end in December 2004, or upon the conversion of the convertible preferred stock, whichever is sooner.

Katy has completed the following sales of non-core businesses: Duckback on September 16, 2003, GC/Waldom on April 2, 2003, and Hamilton Precision Metals, L.P. on October 31, 2002. The results of these businesses have been classified as discontinued operations for all periods presented.

Tax Effect of Discontinued Operations - Third Quarter Reclassification

Katy has determined that its tax provision should be reallocated among continuing operations and discontinued operations in the third quarter of 2003. Katy will amend its previously filed Form 10-Q for the fiscal quarter ended September 30, 2003 to reflect this reallocation. These revisions have no effect on Katy's balance sheet, statement of cash flows, net sales, operating income, or net loss attributable to common shareholders (and related per share amounts) previously reported in the 2003 third quarter Form 10-Q.

Specifically, Katy has determined that the amount of the gain on sale of discontinued businesses and the income from operations of discontinued businesses previously reported in the third quarter of fiscal 2003 should be restated to reflect reductions of $3.8 million and $0.3 million, respectively, for a tax provision allocable to each of those amounts. This revision will also adjust the provision for income taxes from a provision of $0.9 million to a benefit from income taxes of $3.2 million. The revision reduces the previously reported basic and diluted loss per share amounts from continuing operations attributable to common stockholders for the three months ended September 30, 2003 by $0.49 and reduces basic and diluted income per share amounts from discontinued operations for the same period by $0.49.

Katy has also determined that the amount of the gain on sale of discontinued businesses and the income from operations of discontinued businesses previously reported for the nine months ended September 30, 2003 should be restated to reflect reductions of $3.8 million and $1.1 million, respectively, for a tax provision allocable to each of those amounts. This revision will also adjust the provision for income taxes from a provision of $1.8 million to a benefit from income taxes of $3.1 million. The revision reduces the previously reported basic and diluted loss per share amounts from continuing operations attributable to common stockholders for the nine months ended September 30, 2003 by $0.59 and reduces basic and diluted income per share amounts from discontinued operations for the same period by $0.59.

Non-GAAP Financial Measures

To provide transparency about measures of Katy's financial performance which management considers most relevant, we supplement the reporting of Katy's consolidated financial information under GAAP with certain non-GAAP financial measures, including EBITDA, as adjusted; free cash flow; and income (loss) from continuing operations, as adjusted. Details regarding these measures and reconciliations of these non-GAAP measures to comparable GAAP measures is provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" and "Statement of Cash Flows" accompanying this press release. These measures should not be considered in isolation or as an alternative to measures determined in accordance with GAAP. Katy believes the presentation of these measures is nonetheless useful to investors for the following reasons:

EBITDA, As Adjusted. EBITDA, as adjusted, is calculated as earnings before interest, taxes, depreciation and amortization, excluding discontinued operations and unusual items such as severance, restructuring and related costs, impairments of long-lived assets, and other non-recurring items. Katy believes that EBITDA, as adjusted, is useful to report because it (i) is used extensively on an internal basis, acting as a primary metric for operating performance measurement, (ii) is the prime measure of operating results used by the lenders in Katy's bank group when evaluating Katy's performance and (iii) provides a link between profitability and operating cash flow. The presentation of EBITDA, as adjusted, enables the investor to view Katy's performance in a manner similar to the method used by management.

Free Cash Flow. Free cash flow is defined by Katy as cash flow from operations less capital expenditures and cash dividends paid. Katy believes that free cash flow is useful to management and investors in measuring cash generated that is available for repayment of debt obligations, investment in growth through acquisitions, new business development and stock repurchases.

Income (Loss) From Continuing Operations, As Adjusted. Due to Katy's recent restructuring initiatives we use income (loss) from continuing operations, as adjusted, as a measure of underlying operating performance of Katy's business and to make meaningful comparisons of different operating periods.

This press release may contain various forward-looking statements. The forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by, and information currently available to, the company's management. Additionally, the forward-looking statements are based on Katy's current expectations and projections about future events and trends affecting the financial condition of its business. The forward-looking statements are subject to risks and uncertainties, detailed from time to time in Katy's filings with the SEC, that may lead to results that differ materially from those expressed in any forward-looking statement made by the company or on its behalf. Katy undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Katy Industries, Inc. is a diversified corporation with interests primarily in Maintenance Products and Electrical Products.

Company contact:
Katy Industries, Inc.
Amir Rosenthal
(203) 598-0397

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

                                                                                 Three Months Ended
                                                                           -----------------------------        $              %
                                                                           December 31,     December 31,     Change         Change
                                                                               2003            2002         Inc/(Dec)      Inc/(Dec)
                                                                           ------------     ------------    ---------      ---------
Net sales                                                                   $ 118,596        $ 110,634      $  7,962           7.2%
Cost of goods sold                                                             96,210           91,228         4,982           5.5%
                                                                            ---------        ---------      --------       -------
      Gross profit                                                             22,386           19,406         2,980          15.4%
Selling, general and administrative expenses                                   14,145           17,017        (2,872)        (16.9%)
Impairments of long-lived assets                                                4,825            7,824        (2,999)        (38.3%)
Severance, restructuring and related charges                                    2,320            3,588        (1,268)        (35.3%)
                                                                            ---------        ---------      --------       -------
      Operating income (loss)                                                   1,096           (9,023)       10,119         112.1%
Equity in loss of equity method investment                                         --             (311)          311         100.0%
Interest, net                                                                  (1,436)          (1,384)          (52)         (3.8%)
Other, net                                                                     (1,642)             (82)       (1,560)      (1902.4%)
                                                                            ---------        ---------      --------       -------
      Loss before benefit (provision) for income taxes                         (1,982)         (10,800)        8,818          81.6%
Benefit (provision) for income taxes                                               82           (6,380)        6,462         101.3%
                                                                            ---------        ---------      --------       -------
      Loss from continuing operations before distributions of preferred
              interest in subsidiary                                           (1,900)         (17,180)       15,280          88.9%
Distributions on preferred interest of subsidiary, net of tax                      --             (609)          609         100.0%
                                                                            ---------        ---------      --------       -------
      Loss from continuing operations                                          (1,900)         (17,789)       15,889          89.3%
Loss from operations of discontinued businesses, net of tax                        --           (9,033)        9,033         100.0%
Gain on sale of discontinued businesses, net of tax                                --            3,306        (3,306)       (100.0%)
                                                                            ---------        ---------      --------       -------
      Loss before cumulative effect of a change in accounting principle        (1,900)         (23,516)       21,616          91.9%
Cumulative effect of a change in accounting principle, net of tax                  --            1,676        (1,676)       (100.0%)
                                                                            ---------        ---------      --------       -------
      Net loss                                                                 (1,900)         (21,840)       19,940          91.3%
Payment in kind dividends on convertible preferred stock                       (3,462)          (3,284)         (178)         (5.4%)
                                                                            ---------        ---------      --------       -------
      Net loss attributable to common stockholders                          $  (5,362)       $ (25,124)     $ 19,762          78.7%
                                                                            =========        =========      ========       =======

Income (loss) per share of common stock - basic and diluted:

Loss from continuing operations                                             $   (0.24)       $   (2.13)     $   1.89          88.7%
Payment in kind (PIK) dividends on convertible preferred stock                  (0.44)           (0.39)        (0.05)        (12.8%)
                                                                            ---------        ---------      --------       -------
      Loss from continuing operations attributable to common stockholders       (0.68)           (2.52)         1.84          73.0%
Discontinued operations                                                            --            (0.68)         0.68         100.0%
Cumulative effect of a change in accounting principle                              --             0.20         (0.20)          N/M
                                                                            ---------        ---------      --------       -------
      Net loss attributable to common stockholders                          $   (0.68)       $   (3.00)     $   2.32          77.3%
                                                                            =========        =========      ========       =======

Weighted average shares outstanding - basic and diluted                         7,940            8,362
                                                                            =========        =========

Other Information

Working capital, excluding current maturities, long-term debt               $  43,439        $  35,206      $  8,233          23.4%
                                                                            =========        =========      ========       =======
Bank debt, including portions classified as current                         $  39,663        $  45,451      $ (5,788)        (12.7%)
                                                                            =========        =========      ========       =======
Preferred interest in subsidiary                                            $      --        $  16,400      $(16,400)          N/M
                                                                            =========        =========      ========       =======
Stockholders' equity                                                        $ 102,292        $ 102,172      $    120           0.1%
                                                                            =========        =========      ========       =======
Capital expenditures                                                        $   6,298        $   1,886      $  4,412         233.9%
                                                                            =========        =========      ========       =======

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

                                                                                Twelve Months Ended
                                                                           -----------------------------        $              %
                                                                           December 31,     December 31,     Change         Change
                                                                               2003            2002         Inc/(Dec)      Inc/(Dec)
                                                                           ------------     ------------    ---------      ---------
Net sales                                                                   $ 436,410        $ 445,755      $ (9,345)         (2.1%)
Cost of goods sold                                                            365,563          373,578        (8,015)         (2.1%)
                                                                            ---------        ---------      --------       -------
      Gross profit                                                             70,847           72,177        (1,330)         (1.8%)
Selling, general and administrative expenses                                   59,740           63,657        (3,917)         (6.2%)
Impairments of long-lived assets                                               11,880           21,204        (9,324)        (44.0%)
Severance, restructuring and related charges                                    8,132           19,155       (11,023)        (57.5%)
Loss on SESCO transaction                                                          --            6,010        (6,010)       (100.0%)
                                                                            ---------        ---------      --------       -------
      Operating loss                                                           (8,905)         (37,849)       28,944          76.5%
Equity in (loss) income of equity method investment (including
      impairment charge of $5.5 million in 2003)                               (5,689)             295        (5,984)      (2028.5%)
Interest, net                                                                  (6,137)          (6,046)          (91)         (1.5%)
Other, net                                                                     (1,234)            (408)         (826)       (202.5%)
                                                                            ---------        ---------      --------       -------
      Loss before benefit (provision) for income taxes                        (21,965)         (44,008)       22,043          50.1%
Benefit (provision) for income taxes                                            3,158           (7,482)       10,640         142.2%
                                                                            ---------        ---------      --------       -------
      Loss from continuing operations before distributions on preferred
              interest in subsidiary                                          (18,807)         (51,490)       32,683          63.5%
Distributions on preferred interest of subsidiary, net of tax                     (80)          (1,593)        1,513          95.0%
                                                                            ---------        ---------      --------       -------
      Loss from continuing operations                                         (18,887)         (53,083)       34,196          64.4%
Income (loss) from operations of discontinued businesses, net of tax            2,081           (4,458)        6,539         146.7%
Gain on sale of discontinued businesses, net of tax                             7,442            3,306         4,136         125.1%
                                                                            ---------        ---------      --------       -------
      Loss before cumulative effect of a change in accounting principle        (9,364)         (54,235)       44,871          82.7%
Cumulative effect of a change in accounting principle, net of tax                  --           (2,514)        2,514         100.0%
                                                                            ---------        ---------      --------       -------
      Net loss                                                                 (9,364)         (56,749)       47,385          83.5%
Gain on early redemption of preferred interest of subsidiary                    6,560               --         6,560           N/M
Payment in kind dividends on convertible preferred stock                      (12,811)         (11,136)       (1,675)        (15.0%)
                                                                            ---------        ---------      --------       -------
      Net loss attributable to common stockholders                          $ (15,615)       $ (67,885)     $ 52,270          77.0%
                                                                            =========        =========      ========       =======

Income (loss) per share of common stock - basic and diluted:

Loss from continuing operations                                             $   (2.30)       $   (6.34)     $   4.04          63.7%
Gain on early redemption of preferred interest of subsidiary                     0.80               --          0.80           N/M
Payment in kind (PIK) dividends on convertible preferred stock                  (1.56)           (1.33)        (0.23)        (17.3%)
                                                                            ---------        ---------      --------       -------
      Loss from continuing operations attributable to common stockholders       (3.06)           (7.67)         4.61          60.1%
Discontinued operations                                                          1.16            (0.14)         1.30         928.6%
Cumulative effect of a change in accounting principle                              --            (0.30)         0.30         100.0%
                                                                            ---------        ---------      --------       -------
      Net loss attributable to common stockholders                          $   (1.90)       $   (8.11)     $   6.21          76.6%
                                                                            =========        =========      ========       =======

Weighted average shares outstanding - basic and diluted                         8,215            8,371
                                                                            =========        =========

Other Information

Working capital, excluding current maturities, long-term debt               $  43,439        $  35,206      $  8,233          23.4%
                                                                            =========        =========      ========       =======
Bank debt, including portions classified as current                         $  39,663        $  45,451      $ (5,788)        (12.7%)
                                                                            =========        =========      ========       =======
Preferred interest in subsidiary                                            $      --        $  16,400      $(16,400)          N/M
                                                                            =========        =========      ========       =======
Stockholders' equity                                                        $ 102,292        $ 102,172      $    120           0.1%
                                                                            =========        =========      ========       =======
Capital expenditures                                                        $  13,435        $  10,119      $  3,316          32.8%
                                                                            =========        =========      ========       =======

KATY INDUSTRIES, INC. RECONCILIATIONS OF GAAP RESULTS                  UNAUDITED
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS

(In thousands, except per share data)

                                                                                                 Three Months Ended
                                                                                          --------------------------------

                                                                                          December 31,        December 31,
                                                                                              2003                2002
                                                                                          ------------        ------------
Reconciliation of loss from continuing operations to income (loss) from continuing operations, as adjusted
Loss from continuing operations                                                             $ (1,900)           $(17,789)
Unusual items:
     Impairments of long-lived assets                                                          4,825               7,824
     Severance, restructuring and related charges                                              2,320               3,588
     Net write off  of receivables from businesses disposed of prior to 2002 and
          gain on sale of real estate (included in other, net)                                   977                  --
Adjustment to reflect a more normalized effective tax rate excluding unusual items            (2,415)              6,147
                                                                                            --------            --------
Income (loss) from continuing operations, as adjusted                                       $  3,807            $   (230)
                                                                                            ========            ========

Income (loss) from continuing operations, as adjusted per share
Loss from continuing operations per share                                                   $  (0.24)           $  (2.13)
Unusual items per share                                                                         1.02                1.36
Adjustment to reflect a more normalized effective tax rate excluding unusual items
     per share                                                                                 (0.30)               0.74
                                                                                            --------            --------
Income (loss) from continuing operations, as adjusted per share                             $   0.48            $  (0.03)
                                                                                            ========            ========

Weighted average shares outstanding - basic and diluted                                        7,940               8,362
                                                                                            ========            ========

EBITDA, as adjusted:

Net loss                                                                                    $ (1,900)           $(21,840)
Interest, net                                                                                  1,436               1,384
(Benefit) provision for income taxes                                                             (82)              6,380
Depreciation and amortization                                                                  5,423               3,863
                                                                                            --------            --------
EBITDA                                                                                         4,877             (10,213)

Add back:
Distributions on preferred interest of subsidiary, net of tax                                     --                 609
Loss from operations of discontinued businesses, net of tax                                       --               9,033
Gain on sale of discontinued businesses, net of tax                                               --              (3,306)
Cumulative effect of a change in accounting principle, net of tax                                 --              (1,676)
Impairments of long-lived assets                                                               4,825               7,824
Severance, restructuring and related charges                                                   2,320               3,588
Net write off  of receivables from businesses disposed of prior to 2002 and gain
          on sale of real estate (included in other, net)                                        977                  --
                                                                                            --------            --------
EBITDA, as adjusted                                                                         $ 12,999            $  5,859
                                                                                            ========            ========
EBITDA, as adjusted, as a % of sales                                                            11.0%                5.3%
                                                                                            ========            ========

KATY INDUSTRIES, INC. RECONCILIATIONS OF GAAP RESULTS                  UNAUDITED
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS

(In thousands, except per share data)

                                                                                                 Twelve Months Ended
                                                                                          --------------------------------

                                                                                          December 31,        December 31,
                                                                                              2003                2002
                                                                                          ------------        ------------
Reconciliation of loss from continuing operations to income (loss) from continuing operations, as adjusted
Loss from continuing operations                                                             $(18,887)           $(53,083)
Unusual items:
     Impairments of long-lived assets                                                         11,880              21,204
     Severance, restructuring and related charges                                              8,132              19,155
     Loss on SESCO transaction                                                                    --               6,010
     Impairment of equity method investment                                                    5,521                  --
     Net write off  of receivables from businesses disposed of prior to 2002 and
          net gain on sale of real estate (included in other, net)                               208                  --
Adjustment to reflect a more normalized effective tax rate excluding unusual items            (4,593)              6,585
                                                                                            --------            --------
Income (loss) from continuing operations, as adjusted                                       $  2,261            $   (129)
                                                                                            ========            ========

Income (loss) from continuing operations, as adjusted per share
Loss from continuing operations per share                                                   $  (2.30)           $  (6.34)
Unusual items per share                                                                         3.13                5.54
Adjustment to reflect a more normalized effective tax rate excluding unusual items
     per share                                                                                 (0.55)               0.78
                                                                                            --------            --------
Income (loss) from continuing operations, as adjusted per share                             $   0.28            $  (0.02)
                                                                                            ========            ========

Weighted average shares outstanding - basic and diluted                                        8,215               8,371
                                                                                            ========            ========

EBITDA, as adjusted:

Net loss                                                                                    $ (9,364)           $(56,749)
Interest, net                                                                                  6,137               6,046
(Benefit) provision for income taxes                                                          (3,158)              7,482
Depreciation and amortization                                                                 21,954              19,259
                                                                                            --------            --------
EBITDA                                                                                        15,569             (23,962)

Add back:
Distributions on preferred interest of subsidiary, net of tax                                     80               1,593
Loss from operations of discontinued businesses, net of tax                                   (2,081)              4,458
Gain on sale of discontinued businesses, net of tax                                           (7,442)             (3,306)
Cumulative effect of a change in accounting principle, net of tax                                 --               2,514
Impairments of long-lived assets                                                              11,880              21,204
Severance, restructuring and related charges                                                   8,132              19,155
Loss on SESCO transaction                                                                         --               6,010
Impairment of equity method investment                                                         5,521                  --
Net write off  of receivables from businesses disposed of prior to 2002 and net
     gain on sale of real estate (included in other, net)                                        208                  --
                                                                                            --------            --------
EBITDA, as adjusted                                                                           31,867              27,666
                                                                                            ========            ========
EBITDA, as adjusted, as a % of sales                                                             7.3%                6.2%
                                                                                            ========            ========

KATY INDUSTRIES, INC. BALANCE SHEETS - UNAUDITED
(In thousands)

                                                                                                    $             %
                                                             December 31,     December 31,       Change        Change
                                                                2003            2002 (a)        Inc/(Dec)     Inc/(Dec)
                                                             ------------     ------------      ---------     ---------
Assets
Current assets:
     Cash                                                     $   6,748        $   4,842        $  1,906         39.4%
     Accounts receivable, net                                    65,197           58,463           6,734         11.5%
     Inventory, net                                              53,545           56,806          (3,261)        (5.7%)
     Other current assets                                         1,658            1,775            (117)        (6.6%)
     Current assets of discontinued operations (b)                   --            7,748          (7,748)      (100.0%)
                                                              ---------        ---------        --------       ------
Total current assets                                            127,148          129,634          (2,486)        (1.9%)
                                                              ---------        ---------        --------       ------

Other assets:
     Goodwill                                                    10,215           10,543            (328)        (3.1%)
     Intangibles, net                                            22,399           25,536          (3,137)       (12.3%)
     Other                                                       10,352           19,601          (9,249)       (47.2%)
     Non-current assets of discontinued operations (b)               --            4,069          (4,069)      (100.0%)
                                                              ---------        ---------        --------       ------
Total other assets                                               42,966           59,749         (16,783)       (28.1%)
                                                              ---------        ---------        --------       ------

Property, plant and equipment                                   149,634          158,900          (9,266)        (5.8%)
Less: accumulated depreciation                                  (78,040)         (72,306)         (5,734)        (7.9%)
                                                              ---------        ---------        --------       ------
Property, plant and equipment, net                               71,594           86,594         (15,000)       (17.3%)
                                                              ---------        ---------        --------       ------

                                                              ---------        ---------        --------       ------
Total assets                                                  $ 241,708        $ 275,977        $(34,269)       (12.4%)
                                                              =========        =========        ========       ======

Liabilities and stockholders' equity
Current liabilities:
     Accounts payable                                         $  37,259        $  36,765        $    494          1.3%
     Accrued expenses                                            46,450           54,700          (8,250)       (15.1%)
     Current maturities, long-term debt                           2,857              700           2,157        308.1%
     Revolving credit agreement                                  36,000           44,751          (8,751)       (19.6%)
     Current liabilities of discontinued operations (b)              --            2,963          (2,963)      (100.0%)
                                                              ---------        ---------        --------       ------
Total current liabilities                                       122,566          139,879         (17,313)       (12.4%)

Long-term debt, less current maturities                             806               --             806          N/M
Other liabilities                                                16,044           17,526          (1,482)        (8.5%)

                                                              ---------        ---------        --------       ------
Total liabilities                                               139,416          157,405         (17,989)       (11.4%)
                                                              ---------        ---------        --------       ------

Preferred interest of subsidiary                                     --           16,400         (16,400)      (100.0%)

Stockholders' equity
     Convertible preferred stock                                 93,507           80,696          12,811         15.9%
     Common stock                                                 9,822            9,822              --          0.0%
     Additional paid-in capital                                  40,441           46,701          (6,260)       (13.4%)
     Accumulated other comprehensive income (loss)                2,387           (3,046)          5,433        178.4%
     Accumulated deficit                                        (21,137)         (11,773)         (9,364)       (79.5%)
     Treasury stock                                             (22,728)         (20,228)         (2,500)       (12.4%)
                                                              --------------------------        --------       ------
Total stockholders' equity                                      102,292          102,172             120          0.1%
                                                              --------------------------        --------       ------

                                                              ---------        ---------        --------       ------
Total liabilities and stockholders' equity                    $ 241,708        $ 275,977        $(34,269)       (12.4%)
                                                              =========        =========        ========       ======

(a) Certain amounts have been reclassified to conform with current year presentation.

(b) Amounts include assets and liabilities of Hamilton Precision Metals, L.P., GC/Waldom Electronics, Inc. and Duckback Products, Inc.

KATY INDUSTRIES, INC. STATEMENTS OF CASH FLOWS - UNAUDITED
(In thousands)

                                                                   For the twelve months ended
                                                                   ----------------------------        $             %
                                                                   December 31,    December 31,     Change        Change
                                                                       2003           2002         Inc/(Dec)     Inc/(Dec)
                                                                   ------------    ------------    ---------     ---------
Cash flows from operating activities:
   Net loss                                                         $ (9,364)       $(56,749)
   (Income) loss from operations of discontinued businesses           (9,523)          1,152
                                                                    --------        --------
     Loss from continuing operations                                 (18,887)        (55,597)
   Cumulative effect of a change in accounting principle                  --           2,514
   Depreciation and amortization                                      21,954          19,259
   Impairments of long-lived assets                                   11,880          21,204
   Write-off and amortization of debt issuance costs                   2,981           1,605
   (Gain) loss on sale of assets                                        (627)            160
   Loss on SESCO transaction                                              --           6,010
   Equity in loss (income) of equity method investment
     (including impairment charge of $5.5 million in 2003)             5,689            (295)
   Deferred income taxes                                                  --           8,889
                                                                    --------        --------
                                                                      22,990           3,749
   Changes in operating assets and liabilities:
     Accounts receivable                                              (3,869)          9,591
     Inventory                                                         5,504          (4,150)
     Other assets                                                      1,100             776
     Accounts payable                                                   (727)          3,369
     Accrued expenses                                                 (9,679)          6,640
     Other, net                                                       (2,125)          4,997
                                                                    --------        --------
                                                                      (9,796)         21,223

   Net cash provided by continuing operations                         13,194          24,972
   Net cash (used in) provided by discontinued operations             (5,159)          6,931
                                                                    --------        --------        -------       -------
   Net cash provided by operating activities                           8,035          31,903        (23,868)          (75%)
                                                                    --------        --------        -------       -------

Cash flows from investing activities:
   Capital expenditures of continuing operations                     (13,324)         (9,987)
   Capital expenditures of discontinued operations                      (111)           (132)
   Acquisition of subsidiary, net of cash acquired                    (1,161)             --
   Collections of notes receivable from sales of subsidiaries          1,035             820
   Proceeds from sale of subsidiaries, net                            23,647          13,947
   Proceeds from sale of assets                                        2,839             249
                                                                    --------        --------        -------       -------
   Net cash provided by investing activities                          12,925           4,897          8,028           164%
                                                                    --------        --------        -------       -------

Cash flows from financing activities:
   Net repayments of revolving loans                                  (8,751)        (12,249)
   Net borrowings (repayments) of term loans                           3,663         (26,393)
   Direct costs associated with debt facilities                       (1,583)           (720)
   Redemption of preferred interest of subsidiary                     (9,840)             --
   Repayment of real estate and chattel mortgages                       (700)             --
   Repurchases of common stock                                        (2,520)             --
                                                                    --------        --------        -------       -------
   Net cash used in financing activities                             (19,731)        (39,362)        19,631            50%
                                                                    --------        --------        -------       -------

Effect of exchange rate changes on cash and cash equivalents             677            (432)
                                                                    --------        --------
Net increase (decrease) in cash and cash equivalents                   1,906          (2,994)
Cash and cash equivalents, beginning of period                         4,842           7,836
                                                                    --------        --------        -------       -------
Cash and cash equivalents, end of period                            $  6,748        $  4,842        $ 1,906            39%
                                                                    ========        ========        =======       =======

Free Cash Flow
   Net cash provided by operating activities                        $  8,035        $ 31,903
   Capital expenditures of continuing operations                     (13,324)         (9,987)
   Capital expenditures of discontinued operations                      (111)           (132)
                                                                    --------        --------
                                                                    $ (5,400)       $ 21,784
                                                                    ========        ========